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                                   FACT SHEET
              REYNOLDS AND REYNOLDS AND UNIVERSAL COMPUTER SYSTEMS
                                   AUGUST 2006

Reynolds and Reynolds and UCS have announced they will merge to create the world's pre-eminent dealer services provider.
o    The new company will be known as the Reynolds and Reynolds Company
o The headquarters will be located at the current Reynolds Headquarters campus in Kettering, Ohio
o    The brand in the market will be Reynolds

Reynolds chose to merge with UCS for business and competitive reasons.
o First, the merger delivers a substantial and immediate premium to shareholders.
o Second, Reynolds will be a stronger competitor in the marketplace by adding UCS's advanced products and world-class development capacity.
o Third, the merger is one more engine behind growth and is consistent with our performance improvement plan to drive revenue, deliver more value to customers, and improve the productivity and operating effectiveness of the company.
o Finally, this is an opportunity to create something very special in a dealer services provider - and that can mean growth and opportunity for individuals. Overall, associates should see new opportunities, additional responsibilities, and professional challenges as a result of the merger.

Reynolds operates in a fiercely competitive environment, where customers continually expect more from our business in order to succeed at higher levels in their business.
o The merger is the best way for us to compete successfully, effectively, and profitably long-term, solidifying our position as THE leading dealer services provider.

Across Reynolds, our immediate focus is to deliver results in the fourth quarter and build momentum for 2007.
o    The merger requires regulatory clearance and shareholder approval.
o Shortly, an integration team will be named, which will manage the practical and business aspects of the merger.

What we do best is help automobile dealers sell more cars, reach more customers, and improve their business results.
o    Now, we will be able to fulfill that mission in ways never imagined before.

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